Exhibit 99.1
 Business Review and Plan1st Quarter 2018  June 2018

   Forward Looking Statements and Other Disclosures  Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017, its other public filings with the SEC and appendix on page 32. In addition, these forward-looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”). Please refer to the footnote on slide 31 for a definition of “Adjusted Post Provision Income” and the reconciliation of the applicable GAAP financial measure.This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Bancorp, Inc. makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.Past performance is not indicative nor a guarantee of future results.Copies of the documents filed by The Bancorp, Inc. with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp, Inc.’s website at www.thebancorp.com.This document is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

   The Bancorp Strategy  The Bancorp has developed a client-driven business strategy which leverages our strategic assets and has significantly improved our financial performance  BUSINESS STRATEGY ELEMENTS:Leverage Payments PlatformValue-added solutionsLow cost fundingSignificant fee incomeBuild out our historically low credit loss lines of businessesFocus on execution  Key Financial Metrics          Q1 2018 YTD   Near term Objective  Multi-year Objective  Core Revenue Growth1  24%  >10%  >10%  Efficiency Ratio1  65%  <69%  <60%  Return on Equity %  17.5%  14.0%  20.0%  Return on Assets %  1.3%  1.20%  1.75%  Tier 1/Avg Assets (consolidated)  7.7%  >8.5%  >9.0%  1 3/31/2018 vs. 3/31/2017 net interest income plus non interest income excluding change in value of unconsolidated entity and gain/loss on sale of securities

Serving the world's most successful companies….

>100,000,000
Prepaid Cards in U.S. Distribution

$4.4 Billion
Total Assets

1.1+ Billion
Merchant Card Transactions Processed Annually

$459 Billion
Combined Annual Payments Processing Volume

70k
Merchants served within Mastercard/Visa Networks

100+
Private-Label Non-Bank Partners

TOP 15
Automated Clearing House (ACH) Originating Bank

>200k
ACH Originators Sponsored

Note: Information as of 3/31/2018

4

The Bancorp

 The Bancorp has a unique deposit gathering platform linked to our payments franchise  …creates a stable, low cost deposit base…    Deposits ($M)1  HIGHLIGHTS:Average deposit cost of 0.49% for the quarter ended 3/31/2018Payments represent the largest and fastest growing source of deposits (14% compounded annual growth rate since 2013)Decline in Other reflects the exit of HSA, Institutional Banking and other non-strategic deposit relationships  1 Based on average annual or YTD balances through 3/31/2018  Other Payments  Prepaid cards

 …which we are utilizing to build our lending franchise  We will continue to grow our historically low losslending activities within our key business lines    Loan balances ($M)1  Institutional Banking    Real Estate Capital Markets  Small Business    Leasing      1 End of period balances  Niche vehicle fleet leasing and management  SBA and other small business lending  Banking and lending solutions for wealth managers  Commercial real estate loan origination and securitization  2018 Compound Annual Growth Rates for period 2013 – Q1 2018: Institutional Banking 25%, Small Business 32%, Leasing 20%  2 Securities-Backed Lines of Credit  2

 Management Scorecard  Developed multi-year business plan that was approved by The Bancorp Board of Directors  Delivered positive and improving financial performance from the business  Executed against Phase 1 and 2 of cost reduction plan   Executing against Integrated Compliance plan to address regulatory issues and de-risk the bank  Made substantial investment in our senior management teams and infrastructure  Continued to reduce investments in non-strategic businesses and non-strategic assets    Management Agenda Items  Strategic Initiatives Achieved    Maintain revenue momentum and build new sources of revenue generation  Create and implement an actionable innovation framework  Reengineer operating platform (Phase 3) to support innovative growth  Implement ICP program and complete encyclopedia of regulatory issues  Implement enhanced culture, inclusion and diversity program  Integrate the automated SBLOC platform (Talea) with key partners  Implement long-term liquidity and capital management program

 Key differentiators for The Bancorp         Leading payments franchise, driving fee income growth          Commencing Phase #3 re-engineering of platform to enable innovative growth  Low cost payments deposits will only partially adjust to increases in market interest rates  Asset sensitive balance sheet with majority of loans and investments that will quickly reprice to higher interest rates  Low credit-loss history lending products have grown rapidly and receive lower risk-based capital treatment

 1st Quarter 2018 Financial and Business Highlights

 Low Cost Deposit Base  1 Based on average annual or YTD balances through 3/31/2018  The Bancorp has a unique deposit gathering platform linked to our payments franchise  HighlightsAverage deposit cost of 0.49% for the quarter ended 3/31/2018Payments (Prepaid cards and Other payments) represent the largest and fastest growing source of funds (14% compound annual growth since 2013)  $3,703  Other Payments  HSA  Institutional Banking  Other  Savings/MMA  Checking  $4,025  Deposits by business line and deposit type ($M)1  Q1 2018  $4,025  Prepaid cards

 Loan Growth Across Platform  We continue to grow our key lending businesses which have had low loss histories  Loan balances ($M)1  Non-performing loans/total loans1  Other  Leasing  Small Business  Real EstateCapital Markets  Institutional Banking2  $1,083  $1,559  $1,878  $2,056  $2,330  $3,633   Non-performing loans ($000) 1  1 End of period balances for continuing lines of business2 Securities-Backed Lines of Credit3 Reduction in total loans resulted from real estate capital markets securitization in Q1 2018  $1,885  $4,223   Non-performing loans as % of equity capital  0.6%   0.7%   1.2%   1.3%  $1,802  $6,159  1.9%  3

Consistent Generation of Non-Interest Income

The Bancorp has a healthy mix of non-interest income relative to other financial institutions of similar size



Adjusted post-provision income ($M)[1]
$250
$200
$150
$100
$50
$0
$151
45%
55%
$163
53%
47%
$194
53%
47%
25% growth year over year
$48
50%
50%
$60
49%
51%
Post provision net interest income
Adjusted Non interest income
2015
2016
2017
YTD 3/31/2017
YTD 3/31/2018

Highlights

- Payments franchise a key generator of non-interest income
- 51% non-interest income vs. 22% for average community banks[2]

[1] For reconciliation of post provision income to GAAP, please see appendix (page 31)
[2] Based on peer group community banks. Source: UBPR

12

The Bancorp

 Focus on Reducing Non-strategic Assets  HighlightsThe Bancorp discontinued its Philadelphia-based commercial real estate operations in 2014 Significant reductions over past two yearsDisposing remainder of portfolio as soon as practical with optimal executionWhile credit risk remains, discontinued credit performance improved in 2017 and 2018 after large fair value credit marks in previous periods  Significant progress has been made in stabilizing the discontinued portfolio through 2017 and Q1 2018  $626  $209  $289  $59  $230  Discontinued operations balance ($M)  ($M)  Exposure as of 3/31/20183  % Marks to Principal4  8 Largest relationships > $8 million  $145  3%  Other loans  $50  17%  Total discontinued commercial loan exposure   $195  7%  1 Balance of Walnut Street (discontinued loan sale financed by bank in 2014) at 3/31/2018 was $70.0M2 Remaining commercial loan exposure as of 3/31/2018. Includes OREO (other real estate owned)3 See footnote 1 for discontinued loan sales financed by the bank which are reported as investment in unconsolidated entity on the balance sheet4 Current marks as a percentage of 3/31/2018 principal. Cumulative marks to original commercial loan principal are approximately 26%  1  2

High Quality Investment Securities Portfolio

We have maintained our liquid securities portfolio even as our core lending businesses have grown



Securities portfolio ($M)1
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,164
$1,342
$1,380
$1,467
Held to maturity
Held for sale
2015
2016
2017
Q1 2018

	2015	2016	2017	Q1 2018
% Investment Grade	99%	99%	96%	96%

Highlights

- 95% of portfolio rated A- or better
- Yield on securities portfolio >2.75% YTD with low duration relative to peers
- Portfolio managed by highly experienced internal team
- Highly liquid assets[2] are >45% of total assets. Peer on balance sheet liquidity <20% per UBPR

[1] End of period balances

[2] Highly liquid assets include investment securities, balances at the Federal Reserve bank and short term assets and an FRB line of credit, collateralized by loans

14

The Bancorp

 Commitment to a Well-capitalized Balance Sheet  HighlightsCapital ratios increasing with Tier 1/Average Assets approaching near term target of 8.5% with longer term target of 9.0%Risk based ratios reflect lower risk based requirements for Securities-Backed Lines of Credit, SBA loans and select investment securities as a result of lower industry wide losses  1 Consolidated capital ratios 2 Tier 1/Avg Assets (leverage ratio) for the bank at 3/31/2018 was 7.3%3 The Common Equity Tier 1 Ratio (CET1) is equivalent with a well capitalized minimum of 6.5%  We are committed to maintaining a strong capital position as we grow our business   5%Well-capitalizedminimum  8%Well-capitalizedminimum  10%Well-capitalizedminimum  The Bancorp capital ratios1  3  2

 Implemented an Integrated Compliance Plan  We are executing against our integrated compliance plan that includes BSA/AML1, Third Party Risk Management and Consumer Compliance  1 Bank Secrecy Act/Anti-Money Laundering

 The Bancorp Business Plan  We are focused on executing our business unit strategies while building cross-organizational enablers to implement our business plan  Implement specialized business unit strategies to increase revenue growth and productivity  PAYMENTS    INSTITUTIONAL BANKING  SMALL BUSINESS  LEASING  REAL ESTATE CAPITAL MARKETS            BUSINESSINTEGRATION    TECHNOLOGY/INNOVATION  SALES/PRACTICEMANAGEMENT  TALENTMANAGEMENT  GOVERNANCE          Build cross-organizational capabilities to enable strategy implementation and efficiency

     Our Payments capability is comprised of the Payments Solutions Group (Issuance) and Payment Acceptance Group (Acceptance)  Payment Solutions Group  Issuing bank for leading prepaid card and debit programs  Payment Acceptance Group  Merchant acquiring and ACH services          BUSINESS OVERVIEW  Sponsorship of products and services across the payments spaceSponsorship of private label banking (e.g., checking account with a debit card)  PARTNERS  ACH sponsorship of large-scale payment processors (payroll, online billpay, etc)VISA/MasterCard sponsorship of large credit card acquiring ISOs1 and their merchants      1 Independent Sales Organization (ISO)  Business Unit Strategies – Payments Franchise

Business Unit Strategies – Payments Financial Performance

Our growing Payments business is the primary driver of non-interest income and the largest source of our deposits



Gross Dollar Volume (GDV)
$ Billion
Compound Annual Growth 10%
$50
$40
$30
$20
$10
$0
2013
2017

Gross dollar volume represents total annual amount spent



ACH Transactional Volume
Million
Compound Annual Growth 9%
200
150
100
50
0
2013
2017

ACH transactional volume represents total annual number of ACH transfers processed

Financial Highlights

- Largest source of deposits (~$3.0B in 2017, 75% of total)
- Key driver of non-interest income (2017 non-interest income ~$60M, 5% growth YoY, 65% of total 2017 non-interest income)

Key Market Metrics

- Largest U.S. issuer of prepaid cards (>100M)
- 7th largest U.S. debit issuer
- 15th largest U.S. originator of ACH transactions

Sources: National Automated Clearing House Association (NACHA); Nilson Report

19

The Bancorp

Business Unit Strategies – Payments Ecosystem

The Bancorp plays a key role within a highly developed marketplace



Payment Network
Mastercard
Visa
ISSUANCE
ACCEPTANCE
The Bancorp
Meta Financial
Bank of the Internet
BIN1 Sponsor "Issuer"
BIN Sponsor "Acquirer"/ODFI2
The Bancorp
Wells Fargo
Fifth Third
Paypal
Incomm
Netspend
Program Manager
ISO3/ Third Party Sender
Global Payments
Fiserv
Bill.com
Merchant/ Originator
Retail and ecommerce (7-Eleven, Uber)
Processor
Reload Networks
Card Production & Fulfillment
Retail Distribution Partners
Cardholder Services
• Galileo
• FIS
• GreenDot
• Western Union
• Typically Program Managers or 3rd Parties
• Walgreens, CVS, Walmart
• Typically Program Managers or 3rd Parties

[1] Bank Identification Number (BIN)
[2] Originating Depository Financial Institution (ODFI)
[3] Independent Sales Organization (ISO)

20

Business Unit Strategies – Payments Ecosystem (Key Roles)

The Bancorp works in a highly integrated manner with our Program Managers and Processors

Issuing Bank

The Bancorp

"We provide the bank platform…"

- Principal Member and conduit to card networks
- Principal oversight and control of program
- Facilitates the flow of and assumes fiduciary responsibility for funds
- Ensures compliance with applicable law and regulatory guidance
- Settles with the card networks for all transactions

Program Manager

incomm

"…while they manage the client relationship"

- Key Product Management role
  - Identifies target client market
  - Designs fee plans
  - Executes on implementation plan
- Key Marketing role
  - Develops marketing plans
  - Forms relationships with vendors and distributors
- Manages day to day product/program management functions
  - Customer service and customer experience
  - Works with Issuing Bank to manage processors

Processor

GALILEO

"…and they provide accounting and administration"

- Key Functions
  - Creates card accounts, facilitates card production and package delivery
  - Maintains account of record (card balances, transactions, customer interaction history)
  - Interfaces with card networks
- Key Risk Controls
  - Administers program parameters, thresholds and rules
  - Facilitates transaction risk scoring

21 The Bancorp

Business Unit Strategies – Payments (Market Sources of Demand)

The Bancorp delivers the ability to access funds across a wide spectrum of markets

Sources of Funds

Consumer

- General Purpose Reloadable (GPR)
- Travel
- Tax Refund
- Gift Cards

Corporate

- Payroll Cards
- Incentives and Rebates
- Healthcare (FSA, HSA, HRA)
- Insurance Casualty
- Corporate Expense
- Transit

Government

- Public Benefit and Welfare Programs
- Unemployment Insurance
- Emergency Assistance and Disaster Relief
- Pension, Social Security
- Child Support

22

The Bancorp

Business Unit Strategies – Payments Growth Opportunity

The Bancorp has significant opportunities to grow our core payments business and expand into related markets

Payment Issuance (PSG)

- Expanding relationships with long-term strategic clients in a consolidating market
- Enhancing payment solutions offering across market segments
- Develop new programs and partnerships as the market evolves

Payment Acceptance (PAG)

- Built and launched a direct Rapid Funds Transfer channel. Rapid Funds is a new to market Visa/MC card-based transaction type for real-time corporate disbursements and P2P payments
  - Allows The Bancorp to sell a turn-key solution
  - Generates incremental revenue with little incremental expense
- Deepening relationships with long-term strategic clients through cross selling of supplemental payment products

Credit Linkage

- Pursuing opportunities to provide credit to payments partners in the business to business arena
- Evaluating opportunities to expand credit sponsorship in late 2018

23
The Bancorp

Business Unit Strategies – Institutional Banking

Institutional Banking delivers private label lending and banking services to wealth management providers

Business Model

- Integrated banking solutions for wealth managers
  - Deposit services
  - Lending services (Securities-Backed lines of credit and advisor acquisition lines)
  - Payment services (debit cards and payment cards)

Highlights

- Loan growth rate of 25% since 2013 with significant additional market opportunity
- Launched loan automation platform Talea in Q1 2018
- Market dynamics support business model
  - Advisors shifting from large broker dealers to independent platforms
  - Sector shift to fee based accounts
  - Emergence of new wealth management providers

30,000+ financial advisors served

$2.2 trillion in partner assets under management

TALEA™

Note: Information as of 3/31/2018

24

The Bancorp

Business Unit Strategies – Small Business

The Bancorp is building a focused small business lending platform in attractive regional markets and client segments

Business Model

- Building a distinct platform within the fragmented SBA market
  - National portfolio lender approach allows pricing and client flexibility
  - Highly focused business unit allows for commitment to operational excellence
  - Solid credit performance over time

Highlights

- Focused on building an integrated national platform
  - Client segment strategy tailored by market
  - Expansion of businesses development capacity
  - Developed the SBAlliance program to provide lending support to banks and financial institutions who need SBA lending capabilities

Compound growth rate of 32% since 2013

$700K average 7a loan size

Note: Information as of 3/31/2018

25

Business Unit Strategies – Leasing

The Bancorp has built a leasing business that is focused on delivering solutions to commercial and government entities with small auto/truck fleets

Business Model

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 100 vehicles)
  - Direct lessor (Bancorp sources opportunities directly) and provides value-added services
  - Healthy mix of commercial and government-related business (70% commercial)
  - Historical acquisition integration capability is a key driver of growth

Highlights

- Meaningful organic growth opportunities given fragmented market
- Near-term strategic priorities
  - Enhance sales process and staffing model
  - Pursue technology/operations enhancements to scale business

Compound growth rate of 20% since 2013

38% auto/ 62% trucks

>$385M in current leasing contracts

Note: Information as of 3/31/2018

26

The Bancorp

Business Unit Strategies – Real Estate Capital Markets

The Bancorp has built a niche commercial real estate capital markets business

Business Model

- Launched in 2012, we have a dedicated team focused on the commercial real estate market
  - Originate floating rate transactions for sale
  - Bank balance sheet provides flexibility vs. warehouse players
- Origination focused primarily on multi-family, office and retail in primary and secondary markets
- Strong credit culture and capital markets experience and expertise

Highlights

- Completed several securitizations since 2013 and most recently in Q1 2018, generating significant non-interest income
- Focus on originating commercial real estate loans to be sold in private securitizations with a target to complete 2-3 transactions per year

60-80 commercial real estate loans per year

Origination of private securitization transactions

Note: Information as of 3/31/2018

27

The Bancorp

Appendix

 Capital Ratios and Selected Financial Data - The Bancorp, Inc.    As of or for the twelve months ended December 31, 2017  As of or for the three months ended March 31, 2018  Selected Capital and Asset Quality Ratios:      Equity/assets  6.88%  7.55%  Tier 1 capital to average assets   7.90%  7.69%  Tier 1 capital to total risk-weighted assets   16.73%  18.36%  Total capital to total risk-weighted assets   17.09%  18.75%  Allowance for loan and lease losses to total loans  0.51%  0.50%  Balance Sheet Data ($M):      Total assets   $4,708  $4,369  Loans, net of unearned costs (fees)  $1,392  $1,463  Commercial loans held for sale  $503  $350  Allowance for loan and lease losses  $7.1  $7.3  Total cash and cash equivalents   $909  $575  Total investments  $1,381  $1,467  Deposits   $4,261  $3,955  Shareholders’ equity   $324  $330  Selected Ratios:       Return on average assets  0.5%  1.3%  Return on average common equity  7.0%  17.5%  Net interest margin   3.04%  3.12%  Book value per share   $5.81  $5.87  1 The Common Equity Tier 1 Ratio (CET1) is equivalent  1

 Loan Portfolio and Asset Quality Overview  Category(000s)  2014  2015  2016  2017  Q1 2018 Balance  % of Total Loans  Non-accrual Loans  OREO  30-89 Days Delinquent  90+ Days Delinquent  Q1 2018 YTD Charge-offs (net)  SBA1  $165,134  $189,893  $209,629  $229,205  $244,595  14%  $2,105  $405  $658  $268  $499  SBA1 held for sale  $38,704  $109,174  $154,016  $165,177  $172,030  9%  -   -  -   -   -   Leasing  $194,464  $231,514  $346,645  $377,660  $385,467  21%  -   -  $2.229  $2,375  ($2)  Security backed lines of credit  $421,862  $575,948  $630,400  $730,462  $759,369  42%  -  -  $86  -   -  Other consumer lending  $36,168  $23,180  $17,374  $14,133  $17,416  1%  $1,411  -  $69  -   $14  Other specialty lending  $48,625  $48,315  $11,073  $30,720  $45,729  3%  -  -  -   -   -   Real Estate Capital Markets  $178,376  $380,764  $509,124  $338,139  $177,776  10%  -   -  -   -   -   Total  $1,083,333  $1,558,788  $1,878,261  $1,885,496  $1,802,382  100%  $3,516  $405  $3,042   $2,643  $511  1 Small Business Administration

 Adjusted Post Provision Income Reconciliation1  1 Post provision income for continuing operations is calculated as follows: Net interest income less provision for loan and lease losses plus non-interest income excluding (gain)/loss on sales of investment securities and Health Savings Accounts, change in value of unconsolidated entity and sale of European payments business  Category ($M)  2015  2016  2017  Q1 2017 YTD  Q1 2018 YTD  Interest income  $83.5   $102.2   $122.0  $28.5   $35.3  Interest expense  $13.6   $12.2   $15.3  $3.6  $5.2  Net interest income  $69.9   $90.0   $106.7   $24.9  $30.1  Provision for loan and lease losses  $2.1   $3.4   $2.9  $1.0   $0.7  Net interest income post provision   $67.8   $86.6   $103.8  $23.9  $29.4   Beginning non-interest income  $133.1   $42.5   $91.5  $24.2  $29.1   (Gain) on sale of investment securities  ($14.4)  ($3.2)   ($2.2)   ($0.5)   -  (Gain) loss on sale of Health Savings Account portfolio & European Payments Business  ($33.5)  -  $0.9  -  -  Change in value of investment in unconsolidated entity   ($1.7)  $37.5  -  -  $1.2  Adjusted Non-interest income   $83.5   $76.8   $90.2  $23.7   $30.4  Adjusted post provision income  $151.3  $163.4   $194.0   $47.6   $59.8

 Risk Factors  The following risk factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in this presentation  The risk factors discussed and identified in our Annual Report on Form 10-K for the year ended December 31, 2017, and in other of our public filings with the SEC include but are not limited to the following:an inconsistent recovery from an extended period of weak economic and slow growth conditions in the U.S. economy have had, and may in the future have, significant adverse effects on our assets and operating results, including increases in payment defaults and other credit risks, decreases in the fair value of some assets and increases in our provision for loan losses;weak economic and credit market conditions may result in a reduction in our capital base, reducing our ability to maintain deposits at current levels;operating costs may increase;adverse governmental or regulatory policies may be promulgated;management and other key personnel may be lost;competition may increase;the costs of our interest bearing liabilities, principally deposits, may increase relative to the interest received on our interest bearing assets, principally loans, thereby decreasing our net interest income;loan and investment yields may decrease resulting in a lower net interest margin; possible geographic concentration could result in our loan portfolio being adversely affected by economic factors unique to the geographic area and not reflected in other regions of the country;the market value of real estate that secures certain of our loans, principally loans we originate for sale into secondary markets, Small Business Administration loans under the 504 Fixed Asset Financing Program and our discontinued commercial loan portfolio, has been, and may continue to be, adversely affected by recent economic and market conditions, and may be affected by other conditions outside of our control such as lack of demand for real estate of the type securing our loans, natural disasters, changes in neighborhood values, competitive overbuilding, weather, casualty losses, occupancy rates and other similar factors;we must satisfy our regulators with respect to Bank Secrecy Act, Anti-Money Laundering and other regulatory mandates to prevent additional restrictions on adding customers and to remove current restrictions on adding certain customers; the loans from our discontinued operations are now held for sale and were marked to fair value based on various internal and external inputs; however, the actual sales price could differ from those third-party fair values. The reinvestment rate for the proceeds of those sales in investment securities depends on future market interest rates; andwe may not be able to sustain our historical growth rate in our loan, prepaid card and other lines of business.